UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

☒ Soliciting Material under §240.14a-12

Synchronoss Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Welcome 2026!
Team,

Happy New Year! I hope you enjoyed the holiday season and were able to spend time in ways that were meaningful to you, whether celebrating traditions, connecting with others, or simply taking a pause from the day-to-day.

Before we turn our full attention to the year ahead, I want to take a moment to reflect on 2025 and thank you for all we accomplished as a global team. From strategic changes to our capital structure and strengthening our financial foundation, to adding new subscribers, improving profitability, and delivering new features and functionality across our Cloud platform, this team worked tirelessly to tackle challenges, remove roadblocks, and advance the business. That work helped us close the year strong, marked by an important milestone through our agreement to become part of the Lumine Group.

Throughout 2025, this team came together with focus, resilience, and a shared resolve to move the business forward. You also reinforced what makes Synchronoss special - our commitment to our customers, one another, and to the communities we serve.

Looking ahead, our priorities for 2026 are clear. As we work toward closing our deal with the Lumine Group, our focus remains on accelerating growth and building value across the business.

We will continue focus on our priorities of increasing our subscriber base, welcoming new customers, and advancing our Cloud solutions. Guided by our innovative spirit, industry expertise, and strong execution mindset, I believe that this team will continue to raise the bar as a trusted Cloud partner - staying true to our culture and the teamwork that defines Synchronoss.

I look forward to working together to accomplish our goals in the new year.

Jeff

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine Group (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine Group and Skyfall Merger Sub Inc., the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It
In connection with the proposed transaction between Lumine Group and Synchronoss (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER.

The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Merger.